                                                                  EXHIBIT (S)

                                POWER OF ATTORNEY

         We, the undersigned officers and Trustees of Eaton Vance Tax-Advantaged Global Dividend Income Fund, a Massachusetts business trust, do hereby severally constitute and appoint Alan R. Dynner, Thomas E. Faust Jr., James B. Hawkes and James L. O'Connor, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, Registration Statements and any and all amendments (including post-effective amendments) to such Registration Statements on Form N-2 filed by Eaton Vance Tax-Advantaged Global Dividend Income Fund with the Securities and Exchange Commission in respect of any class of shares of beneficial interest and other documents and papers relating thereto.

         IN WITNESS WHEREOF we have hereunto set our hands on the dates set opposite our respective signatures.

            Signature                          Title                                   Date
            ---------                          -----                                   ----
/s/ Duncan W. Richardson              President and Principal                   December 16, 2003
-------------------------------       Executive Officer
Duncan W. Richardson

/s/ James L. O'Connor                 Treasurer and Principal Financial         December 16, 2003
-------------------------------       and Accounting Officer
James L. O'Connor

/s/ Jessica M. Bibliowicz             Trustee                                   December 16, 2003
-------------------------------
Jessica M. Bibliowicz

/s/ James B. Hawkes                   Trustee                                   December 16, 2003
-------------------------------
James B. Hawkes

/s/ Samuel L. Hayes, III              Trustee                                   December 16, 2003
-------------------------------
Samuel L. Hayes, III

/s/ William H. Park                   Trustee                                   December 16, 2003
-------------------------------
William H. Park

/s/ Ronald A. Pearlman                Trustee                                   December 16, 2003
-------------------------------
Ronald A. Pearlman

/s/ Norton H. Reamer                  Trustee                                   December 16, 2003
-------------------------------
Norton H. Reamer

/s/ Lynn A. Stout                     Trustee                                   December 16, 2003
-------------------------------
Lynn A. Stout